UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283
(Address of principal executive offices)

(610) 687-5253
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2012, Airgas, Inc. (“Airgas” or the “Company”) reported its earnings for its fourth quarter ended March 31, 2012, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles (“GAAP”).  The Company presented its Adjusted Earnings per Diluted Share metric to provide investors meaningful insight into the Company’s earnings performance without the impact of Business Support Center restructuring charges and related costs, asset impairment charges, costs and benefits related to Air Products’ unsolicited takeover attempt, multi-employer pension plan withdrawal charges, income tax benefits related to the LLC reorganization and foreign tax liability true-up, debt extinguishment charges and a one-time interest penalty.  The Company presented its Adjusted Effective Tax Rate metric to help investors assess the Company's effective tax rate without the impact of income tax benefits resulting from the LLC reorganization and a foreign tax liability true-up, and income tax impacts related to other special items. The Company presented Adjusted Operating Margin computations to help investors assess the Company’s operating performance without the impact of Business Support Center restructuring charges and related costs, asset impairment charges, costs and benefits related to Air Products’ unsolicited takeover attempt, and multi-employer pension plan withdrawal charges.  The Company presented Return on Capital to help investors assess how effectively the Company uses the capital invested in its operations.  The Company presented Free Cash Flow and Adjusted Cash From Operations to provide investors meaningful insight into the Company’s ability to generate cash from operations without the impact of cash used related to Air Products’ unsolicited takeover attempt and multi-employer pension plan withdrawals, which is available for servicing debt obligations and for the execution of its business strategies, including acquisitions, the repayment of debt, the payment of dividends, or to support other investing and financing activities.

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and such information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. In addition, it should be noted that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2012, Airgas announced (1) the transition of Peter McCausland from Chairman, President and Chief Executive Officer of Airgas to Executive Chairman immediately following the 2012 Annual Meeting of Stockholders in mid-August 2012 (the “Transition Date”), (2) the transition of Michael Molinini from Executive Vice President and Chief Operating Officer to President and Chief Executive Officer of Airgas effective as of the Transition Date, and (3) the expansion of the Board of Directors to 11 members and the election of Mr. Molinini to the Board effective immediately. The press release announcing the leadership transition is attached as Exhibit 99.2 and is incorporated herein by reference.

As of the Transition Date, Mr. Molinini will continue to lead the Company’s operations and information technology initiatives, while also assuming responsibility for finance and human resources. Mr. Molinini will continue to report to Mr. McCausland. In his role as Executive Chairman, Mr. McCausland will continue to lead the development of Airgas’ growth strategies and to serve as Chairman of the Company’s Management Committee. He will also retain responsibility for corporate development, risk management and governance. Mr. McCausland’s compensation will continue as described under the headings “Compensation Discussion and Analysis” and “Executive Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on July 20, 2011, except as may be determined by the Governance and Compensation Committee of the Board.  Effective on the Transition Date, Mr. Molinini will receive an increase in his annual base salary to $850,000 and an increase in his annual cash incentive award target to 100% of his annual base salary.

Mr. McCausland, age 62, has been an Airgas director from June 1986 until September 15, 2010 and from September 23, 2010 to the present and has served as Chairman of the Board from 1987 to September 15, 2010 and from August 29, 2011 to the present.  Mr. McCausland has also served as the Chief Executive Officer of Airgas since May 1987 and President of Airgas from June 1986 to August 1988, from April 1993 to November 1995, from April 1997 to January 1999 and from January 2005 to the present. Mr. McCausland serves as a director of the Fox Chase Cancer Center, the Independence Seaport Museum and The Philadelphia Orchestra. Mr. McCausland also serves on the Board of Visitors of the Boston University School of Law and the College of Arts and Sciences of the University of South Carolina.

Mr. Molinini, age 61, has been Executive Vice President and Chief Operating Officer since January 2005. Prior to that time, Mr. Molinini served as Senior Vice President - Hardgoods Operations from August 1999 to January 2005, with company-wide responsibility for directing sales and marketing, procurement, and distribution center logistics, and as Vice President - Airgas Direct Industrial from April 1997 to July 1999, leading the build out of Airgas' hardgoods supply chain, including development of the Radnor private label program. Prior to joining Airgas, Mr. Molinini served as Vice President of Marketing of National Welders Supply Company, Inc. (“National Welders”), an Airgas joint venture, from 1991 to 1997, where he managed all gases and hardgoods sales and marketing programs.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

99.1 - Press Release dated May 3, 2012, reporting the Company’s earnings

99.2 - Press Release dated May 3, 2012, announcing the Company’s leadership transition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 3, 2012	AIRGAS, INC.
(Registrant)

	BY:	/s/ Robert H. Young, Jr.
Robert H. Young, Jr.
Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	-	Press Release dated May 3, 2012, reporting the Company's earnings

99.2	-	Press Release dated May 3, 2012, announcing the Company's leadership transition